Exhibit No. 2
Form 20-F
Diamant ART Corporation (formerly ART International Corporation)
File No. 0-16008

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Diamant ART Corporation (formerly ART International Corporation) (the "Company") on Form 20-F for the year ending November 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michel van Herreweghe, Chief Executive of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 12, 2008	By:	/s/ Michel van Herreweghe
Michel van Herreweghe
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to ART International Corporation Diamant ART Corporation (formerly ART International Corporation) (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit No. 2
Form 20-F
Diamant ART Corporation (formerly ART International Corporation)
File No. 0-16008

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Diamant ART Corporation (formerly ART International Corporation) (the "Company") on Form 20-F for the year ending November 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon Meredith, President of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 12, 2008	By:	/s/ Simon Meredith
Simon Meredith
President

A signed original of this written statement required by Section 906 has been provided to ART International Corporation Diamant ART Corporation (formerly ART International Corporation) (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.